UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-34261

Name of Registrant: VANGUARD OHIO TAX-FREE FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) OHIO TAX-EXEMPT FUNDS

NOVEMBER 30, 2003

ANNUAL REPORT

VANGUARD(R) OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD(R) OHIO LONG-TERM TAX-EXEMPT FUND

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 letter from the chairman
6 report from the advisor
9 fund profiles
10 glossary of investment terms
11 performance summaries
13 about your fund's expenses
14 financial statements
31 advantages of vanguard.com

SUMMARY

- The Vanguard Ohio Tax-Exempt Funds outperformed their peer-group averages in fiscal 2003.
- Interest rates in the taxable and municipal bond markets moved in different directions during the period.
- The Vanguard funds achieved superior results with the same emphasis on prudence, quality, and low costs that has contributed to their long-term success.
--------------------------------------------------------------------------------
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get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2003, the Vanguard Ohio Tax-Exempt Funds met their investment objectives while negotiating the volatile interest rate environment more successfully than their average peer mutual funds.

[PICTURES OF JOHN J. BRENNAN]
---------------------------------------------------------------
2003 TOTAL RETURNS                            FISCAL YEAR ENDED
                                                    NOVEMBER 30
---------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND*                0.9%
  (SEC 7-Day Annualized Yield: 0.93%)
Average Ohio Tax-Exempt Money Market Fund**                0.6
---------------------------------------------------------------
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND                    7.4%
Lehman 10 Year Municipal Bond Index                         6.9
Average Ohio Municipal Debt Fund**                          6.1
Lehman Municipal Bond Index                                 6.7
---------------------------------------------------------------
*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
**Derived from data provided by Lipper Inc.

The Ohio Tax-Exempt Money Market Fund maintained its $1 share price (as is expected but not guaranteed) while generating a higher return than the peer group average, as illustrated in the adjacent table.

The Ohio Long-Term Tax-Exempt Fund generated a relatively high level of income exempt from federal and Ohio income taxes. The fund's total return of 7.4% (reinvested distributions plus capital change) was 1.3 percentage points more than the average return for the peer group, and it also was higher than the gains posted by two unmanaged indexes of the municipal bond market. These benchmarks are imperfect analogs of your fund's portfolio, but they illustrate that the fund's return was strong by any measure.

At the end of November 2003, the Tax-Exempt Money Market Fund provided a yield of 0.93%, down from 1.16% one year earlier. For Ohio residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 1.55% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax). The yield of the Long-Term Tax-Exempt Fund finished the year at 3.24%, down from 3.75% at the end of November 2002, for a taxable equivalent yield of 5.39%.

Details of the per-share components of your funds' total returns--their starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS

During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined. (Money market securities were an exception to this interest rate pattern, however, since they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the 12 months.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as market recognition of municipal bonds' exceptional value.

In November 2002, as the broad stock market rattled near bear-market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                 -------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      5.2%          7.9%         6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                      6.7           7.2          5.7
Citigroup 3-Month Treasury Bill Index            1.1           2.4          3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 16.9%         -4.9%         0.2%
Russell 2000 Index (Small-caps)                 36.3           8.5          8.0
Wilshire 5000 Index (Entire market)             19.0          -3.3          0.8
MSCI All Country World Index Free
  ex USA (International)                        27.1          -2.3          0.7
================================================================================
CPI
Consumer Price Index                             1.8%          2.0%         2.4%
--------------------------------------------------------------------------------

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general-obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries--the ratio declined to 82% at the end of November 2003--still high, but more typical of its historical level.

THE FUNDS' TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term municipal bonds--the focus of Vanguard Ohio Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the funds' advisor, Vanguard Fixed Income Group, to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Ohio Long-Term Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, more than 80% of the portfolio was invested in securities with the highest credit ratings, essentially the same weighting as a year earlier. Anticipating higher interest rates in coming months, the advisor modestly reduced the portfolio's duration (a measure of interest rate sensitivity) to temper the risk of price declines in the portfolio's holdings. This positioning produced the fund's 7.4% total return--2.8 percentage points from capital growth and 4.6 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's result well ahead of the peer group's average return of 6.1%. (For a comparison of the expense ratios of Vanguard's Ohio Tax-Exempt Funds with their peer group averages, please see the table on page 13.)

As the yields of the shortest-term securities declined from their already low levels during the period, the advisor nudged the average weighted maturity of the Ohio Tax-Exempt Money Market Fund marginally higher to limit the fund's decline in income. For the full fiscal year, the fund's return of 0.9%--0.3 percentage point more than the peer group average--again reflected the powerful combination of skilled management and low operating costs.

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our funds' strong relative performances in fiscal 2003 have contributed to their excellent long-term returns. The table below shows the average annual returns of both funds over the past ten years, as well as the returns of their peer group averages. We also display the growth of hypothetical initial investments of $10,000 in the funds and their average peers.

As you can see, both funds outperformed their average peers, creating additional wealth for shareholders. For example, the Long-Term Tax-Exempt Fund's 1.1-percentage-point margin in average total return translated into an extra $1,696 in shareholder wealth on a $10,000 investment--a significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT

Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income, and the interest

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2003
                       ---------------------------------------------------------
                                AVERAGE             FINAL VALUE OF A $10,000
                              ANNUAL RETURN             INITIAL INVESTMENT
                       -----------------------   -------------------------------
                                       AVERAGE               AVERAGE
OHIO                   VANGUARD      COMPETING   VANGUARD  COMPETING    VANGUARD
  TAX-EXEMPT FUND          FUND           FUND       FUND       FUND   ADVANTAGE
--------------------------------------------------------------------------------
Money Market               2.9%           2.6%    $13,306    $12,897       $ 409
Long-Term                  6.1            5.0      18,016     16,320       1,696
--------------------------------------------------------------------------------
earned on the reinvestment of that income, are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can have con-fidence both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 22, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                       STARTING         ENDING           INCOME       CAPITAL
                    SHARE PRICE    SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Ohio Tax-Exempt
  Money Market Fund      $ 1.00         $ 1.00           $0.009           $0.000
Ohio Long-Term
  Tax-Exempt Fund         12.14          12.45            0.546            0.033
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

During fiscal 2003, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.9%, and Vanguard Ohio Long-Term Tax-Exempt Fund returned 7.4%. Both outperformed their peer-group averages. Generally declining interest rates in the municipal bond market translated into lower yields for the funds at fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially pushing up interest rates.

GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The tables below display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance nationwide and unusually good municipal bond values at the start of the fiscal year help explain the strong overall performance.

From January to November, the supply of new municipal bonds rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During 2003 the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard Ohio funds own no taxable municipal debt.) In any event, Ohio bucked the national trend. In Ohio, the rate of new issuance, including taxable debt, rose 14.9%, though demand was sufficient to prevent adverse price impacts.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
  (AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY             NOV. 30, 2002       NOV. 30, 2003            (BASIS POINTS)
--------------------------------------------------------------------------------
 2 years                     1.70%               1.40%                       -30
 5 years                     2.75                2.39                        -36
10 years                     3.87                3.55                        -32
30 years                     5.01                4.72                        -29
--------------------------------------------------------------------------------
Source: The Vanguard Group.


--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES
                                                                          CHANGE
MATURITY             NOV. 30, 2002       NOV. 30, 2003            (BASIS POINTS)
--------------------------------------------------------------------------------
 2 years                     2.06%               2.04%                        -2
 5 years                     3.27                3.35                         +8
10 years                     4.21                4.33                        +12
30 years                     5.04                5.13                         +9
--------------------------------------------------------------------------------
Source: The Vanguard Group.

During the past year, invest-ors were also attracted by munis' "cheapness" relative to Treasuries, both in Ohio and in the municipal market generally. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we elected not to stretch for yield in longer maturities. In fact, we modestly reduced the Ohio Long-Term Tax-Exempt Fund's duration (a measure of interest rate sensitivity). We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the Ohio Long-Term Tax-Exempt Fund's credit profile, keeping it at its customarily high level of quality. The Ohio Tax-Exempt Money Market Fund maintained its exceptionally high-quality portfolio as well: Our dollar-weighted credit rating on November 30 was MIG-1, the highest rating in a pool of high-quality securities. In both funds, our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

ROBERT F. AUWAERTER,  PRINCIPAL
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
JOHN M. CARBONE, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 17, 2003

--------------------------------------------------------------------------------
FUND PROFILES                                                   AS OF 11/30/2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.
--------------------------------------------------------------------------------

OHIO TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES


Yield                                   0.9%
Average Weighted Maturity            48 days
Average Quality                        MIG-1
Expense Ratio                          0.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)

MIG-1/SP-1+                              64%
A-1/P-1                                  33
AAA                                       3
--------------------------------------------------------------------------------
Total                                   100%
--------------------------------------------------------------------------------


OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 COMPARATIVE               BROAD
                                   FUND               INDEX*             INDEX**
--------------------------------------------------------------------------------
Number of Issues                    230                9,054              47,482
Yield                              3.2%                   --                  --
Yield to Maturity                 3.4%+                   --                  --
Average Coupon                     4.7%                 5.2%                5.2%
Average Effective Maturity    6.9 years            9.9 years          13.8 years
Average Quality                     AAA                  AA+                 AA+
Average Duration              5.6 years            7.0 years           8.1 years
Expense Ratio                     0.15%                   --                  --
Short-Term Reserves                  6%                   --                  --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                      81%
AA                                       15
A                                         1
BBB                                       2
Not Rated                                 1
--------------------------------------------------------------------------------
Total 100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality                     High
Average Maturity                   Long
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                             COMPARATIVE                 BROAD
                      FUND        INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.97          1.00    0.99          1.00
Beta                  1.02          1.00    1.17          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          7%
1-5 Years                            22
5-10 Years                           59
10-20 Years                          11
20-30 Years                           1
--------------------------------------------------------------------------------
Total                               100%
--------------------------------------------------------------------------------

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+Before expenses.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                           As of 11/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Ohio Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the total return.

OHIO TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

            OHIO TAX-EXEMPT     AVERAGE OHIO TAX-EXEMPT
          MONEY MARKET FUND          MONEY MARKET FUND*

199311                10000                       10000
199402                10055                       10049
199405                10115                       10103
199408                10178                       10163
199411                10258                       10236
199502                10351                       10320
199505                10455                       10415
199508                10549                       10503
199511                10647                       10592
199602                10741                       10677
199605                10832                       10759
199608                10919                       10842
199611                11011                       10924
199702                11101                       11004
199705                11198                       11093
199708                11295                       11185
199711                11395                       11275
199802                11490                       11361
199805                11590                       11452
199808                11686                       11540
199811                11778                       11623
199902                11862                       11698
199905                11950                       11777
199908                12039                       11858
199911                12137                       11945
200002                12241                       12037
200005                12363                       12145
200008                12486                       12257
200011                12616                       12372
200102                12731                       12468
200105                12840                       12568
200108                12930                       12643
200111                12997                       12698
200202                13043                       12722
200205                13091                       12762
200208                13134                       12792
200211                13180                       12825
200302                13215                       12838
200305                13251                       12865
200308                13277                       12882
200311                13306                       12897
--------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED NOVEMBER 30, 2003
                                  -----------------------------------FINAL VALUE
                                  ONE         FIVE         TEN      OF A $10,000
                                 YEAR        YEARS       YEARS        INVESTMENT
--------------------------------------------------------------------------------
Ohio Tax-Exempt
  Money Market Fund             0.95%        2.47%       2.90%           $13,306
Average Ohio Tax-Exempt
  Money Market Fund*            0.56         2.10        2.58             12,897
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
              OHIO TAX-EXEMPT              AVERAGE
            MONEY MARKET FUND                FUND*
FISCAL             TOTAL                     TOTAL
YEAR              RETURN                    RETURN
--------------------------------------------------------------------------------
1994                2.6%                      2.4%
1995                3.8                       3.5
1996                3.4                       3.1
1997                3.5                       3.2
1998                3.4                       3.1
--------------------------------------------------------------------------------
              OHIO TAX-EXEMPT              AVERAGE
            MONEY MARKET FUND                FUND*
FISCAL             TOTAL                     TOTAL
YEAR              RETURN                    RETURN
--------------------------------------------------------------------------------
1999                3.0%                      2.8%
2000                4.0                       3.6
2001                3.0                       2.6
2002                1.4                       1.0
2003                0.9                       0.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2003): 0.93%
----------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                          ONE    FIVE   ------------------------
                      INCEPTION DATE     YEAR   YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Ohio Tax-Exempt
  Money Market Fund        6/18/1990    1.04%   2.54%     0.00%    2.92%   2.92%
--------------------------------------------------------------------------------
*Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 26 for dividend information.

OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

                                        LEHMAN   LEHMAN 10 YEAR          AVERAGE
               OHIO LONG TERM        MUNICIPAL        MANICIPAL             OHIO
              TAX-EXEMPT FUND       BOND INDEX       BOND INDEX   MUNICIPAL FUND

199311                  10000            10000            10000            10000
199402                  10039            10060            10055            10045
199405                   9821             9817             9856             9764
199408                   9954             9970            10017             9886
199411                   9371             9475             9554             9349
199502                  10328            10250            10260            10145
199505                  10713            10711            10741            10548
199508                  10763            10854            10978            10609
199511                  11194            11265            11326            11084
199602                  11329            11382            11463            11109
199605                  11116            11200            11249            10900
199608                  11356            11422            11465            11120
199611                  11837            11927            11967            11626
199702                  11898            12009            12073            11627
199705                  11994            12128            12169            11720
199708                  12309            12478            12526            12031
199711                  12583            12782            12811            12352
199802                  12924            13107            13157            12579
199805                  13066            13266            13297            12724
199808                  13376            13558            13600            12972
199811                  13561            13774            13850            13189
199902                  13694            13912            13979            13212
199905                  13609            13885            13911            13172
199908                  13314            13625            13693            12846
199911                  13273            13627            13792            12792
200002                  13332            13623            13771            12685
200005                  13438            13766            13886            12801
200008                  14232            14548            14685            13470
200011                  14440            14741            14847            13647
200102                  15060            15304            15418            14078
200105                  15118            15438            15524            14156
200108                  15769            16031            16102            14689
200111                  15719            16032            16068            14680
200202                  16077            16350            16429            14875
200205                  16202            16442            16543            14945
200208                  16829            17032            17192            15404
200211                  16769            17045            17141            15375
200302                  17447            17604            17723            15802
200305                  18036            18146            18375            16318
200308                  17377            17566            17670            15758
200311                  18016            18179            18320            16320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 2003
                                    ---------------------------------FINAL VALUE
                                     ONE        FIVE        TEN     OF A $10,000
                                    YEAR       YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund     7.44%       5.85%      6.06%          $18,016
Lehman Municipal Bond Index Fund   6.65        5.71       6.16            18,179
Lehman 10 Year Municipal
  Bond Index Fund                  6.88        5.75       6.24            18,320
Average Ohio Municipal
  Debt Fund*                       6.14        4.35       5.02            16,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003

--------------------------------------------------------------------------------
                             OHIO LONG-TERM
                             TAX-EXEMPT FUND               LEHMAN**
FISCAL           CAPITAL         INCOME       TOTAL           TOTAL
YEAR              RETURN         RETURN      RETURN          RETURN
--------------------------------------------------------------------------------
1994              -11.2%           4.9%       -6.3%           -4.5%
1995               13.1            6.4        19.5             18.6
1996                0.3            5.4         5.7              5.7
1997                0.9            5.4         6.3              7.1
1998                2.6            5.2         7.8              8.1
--------------------------------------------------------------------------------
                             OHIO LONG-TERM
                             TAX-EXEMPT FUND               LEHMAN**
FISCAL           CAPITAL         INCOME       TOTAL           TOTAL
YEAR              RETURN         RETURN      RETURN          RETURN
--------------------------------------------------------------------------------
1999               -6.9%           4.8%       -2.1%           -0.4%
2000                3.2            5.6         8.8             7.7
2001                3.7            5.2         8.9             8.2
2002                1.8            4.9         6.7             6.7
2003                2.8            4.6         7.4             6.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                          ONE    FIVE   ------------------------
                      INCEPTION DATE     YEAR   YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Ohio Long-Term
  Tax-Exempt Fund          6/18/1990    3.95%   5.79%     0.69%    5.21%   5.90%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights table on page 27 for dividend and capital gains information.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative pur-poses, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                          COST OF $10,000               FUND         PEER GROUP*
                       INVESTMENT IN FUND      EXPENSE RATIO       EXPENSE RATIO
--------------------------------------------------------------------------------
Ohio Tax-Exempt
  Money Market Fund                   $17              0.17%               0.65%
Ohio Long-Term
  Tax-Exempt Fund                      16               0.15                1.14
--------------------------------------------------------------------------------
*Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund.
Calculations assume no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            As of 11/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to share-holders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                    COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
-------------------------------------------------------------------------------------------------------------------------------
Athens OH BAN                                         1.60%            7/15/2004              $       4,400       $       4,418
Bowling Green OH BAN                                  1.50%            6/10/2004                     11,680              11,710
Butler County OH BAN                                  2.00%            3/12/2004                     10,625              10,651
Butler County OH BAN                                  2.00%            9/23/2004                     11,000              11,078
Butler County OH BAN                                  2.00%           10/14/2004                      6,245               6,296
Butler County OH Hosp. Fac. Rev.
  (Middletown Regional Hosp.) VRDO                    1.09%            12/8/2003 LOC                  4,695               4,695
Butler County OH Transp. Improvement
  Dist. Rev. TOB VRDO                                 1.15%            12/8/2003 (4)+                 5,120               5,120
Canfield OH Local School Dist. BAN                    2.00%            9/23/2004                      5,000               5,032
Cincinnati OH BAN                                     1.50%             2/2/2004                      6,100               6,105
Cincinnati OH City School Dist. GO TOB VRDO           1.14%            12/8/2003 (4)+                 3,890               3,890
Cleveland OH Airport System Rev. TOB VRDO             1.21%            12/8/2003 (4)+                 1,500               1,500
Cleveland OH Airport System Rev. VRDO                 1.05%            12/8/2003 (4)                 10,600              10,600
Cleveland OH State Univ. Rev. VRDO                    1.11%            12/8/2003 (3)                 14,535              14,535
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO    1.09%            12/8/2003 LOC                 20,000              20,000
Columbus & Franklin County OH Metro. Park Dist. BAN   1.50%            3/25/2004                      3,900               3,905
Columbus OH GO                                        5.00%             1/1/2004                      2,000               2,007
Columbus OH Sewer VRDO                                1.10%            12/8/2003                      7,700               7,700
Cuyahoga County OH BAN                                2.00%            9/16/2004                      8,550               8,610
Cuyahoga County OH Econ. Dev.
  (Cleveland Orchestra) VRDO                          1.10%            12/1/2003 LOC                 19,415              19,415
Cuyahoga County OH Hosp. Rev.
  (Univ.  Health  Systems,  Inc.) VRDO                1.12%            12/8/2003 (2)                 24,245              24,245
Delaware City OH BAN                                  1.50%            2/10/2004                      6,000               6,006
Fairfield  County OH BAN                              1.75%            4/15/2004                      2,100               2,105
Franklin  County  OH Hosp.  Rev.
  (OhioHealth  Corp.)  VRDO                           1.08%            12/8/2003 LOC                  7,400               7,400

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                    COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Franklin County OH Hosp. Rev.
  (U.S. Health Corp.) VRDO                            1.06%            12/8/2003 LOC          $      15,585       $      15,585
Grove City OH BAN                                     1.50%            6/24/2004                      6,700               6,721
Hamilton County OH Hosp. Fac. Rev.
  (Health Alliance of Greater Cincinnati) VRDO        1.07%            12/8/2003 (1)                    540                 540
Hamilton County OH Hosp. Fac. Rev.
  (Health Alliance of Greater Cincinnati) VRDO        1.07%            12/8/2003 (1)                  4,000               4,000
Hamilton OH Electric System Rev. VRDO                 1.10%            12/8/2003 (4)                 42,320              42,320
Huron County OH Hosp. Fac. Rev.
  (Fisher-Titus Medical Center) VRDO                  1.10%            12/8/2003 LOC                 10,000              10,000
Independence OH BAN                                   1.75%             7/1/2004                      3,000               3,015
Kent State Univ. Ohio VRDO                            1.12%            12/8/2003 (1)                 26,500              26,500
Lakewood OH BAN                                       1.25%             6/3/2004                      4,331               4,335
Lebanon OH BAN                                        2.00%            9/22/2004                      3,500               3,524
Lebanon OH City School Dist. BAN                      1.44%            8/12/2004                      2,000               2,005
Licking County OH Joint Vocational
  School Dist. TOB VRDO                               1.15%            12/8/2003 (1)+                 2,085               2,085
Mason OH City School Dist. BAN                        2.00%            2/12/2004                      6,125               6,135
Montgomery County OH Rev.
  (Catholic Health Initiatives) VRDO                  1.10%            12/8/2003                     14,300              14,300
Ohio Building Auth.
  (Adult Correctional Building Fund) TOB VRDO         1.17%            12/8/2003 +                    7,920               7,920
Ohio Building Auth. Rev. (State Correctional Fac.)    5.25%            10/1/2004                      1,000               1,035
Ohio Building Auth. Rev. (State Correctional Fac.)    5.70%            10/1/2004                      2,725               2,828
Ohio Building Auth. Rev. (State Correctional Fac.)    5.90%            10/1/2004 (1)(Prere.)          4,435               4,698
Ohio Building Auth. Rev. TOB VRDO                     1.16%            12/8/2003 (1)+                 5,358               5,358
Ohio Common Schools GO TOB VRDO                       1.15%            12/8/2003 +                    2,605               2,605
Ohio GO                                               4.50%            6/15/2004                      3,695               3,765
Ohio GO                                               4.50%             8/1/2004                      2,000               2,045
Ohio GO TOB VRDO                                      1.15%            12/8/2003 (2)+                 7,525               7,525
Ohio GO TOB VRDO                                      1.16%            12/8/2003 (4)+                 2,955               2,955
Ohio Higher Educ. Capital Fac. Rev. TOB VRDO          1.17%            12/8/2003 +                    5,270               5,270
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) CP                     1.00%            1/23/2004                      3,000               3,000
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) CP                     1.00%            1/27/2004                     15,000              15,000
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) CP                     0.95%            2/10/2004                      8,000               8,000
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) CP                     0.95%            2/12/2004                      4,000               4,000
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) VRDO                   1.10%            12/1/2003                      1,900               1,900
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) VRDO                   1.10%            12/8/2003                      1,500               1,500
Ohio Higher Educ. Fac. Comm. Rev.
  (John Carroll Univ.) VRDO                           1.10%            12/8/2003 LOC                  4,600               4,600
Ohio Higher Educ. Fac. Comm. Rev.
  (Kenyon College) VRDO                               1.15%            12/8/2003                      8,000               8,000
Ohio Higher Educ. Fac. Comm. Rev.
  (Mount Union College) VRDO                          1.15%            12/8/2003 LOC                  1,365               1,365
Ohio Higher Educ. Fac. Comm. Rev.
  (Pooled Financing) VRDO                             1.10%            12/8/2003 LOC                  3,635               3,635
Ohio Higher Educ. Fac. Comm. Rev.
  (Xavier Univ.) VRDO                                 1.08%            12/8/2003 LOC                  3,700               3,700
Ohio Higher Educ. GO TOB VRDO                         1.17%            12/8/2003 +                   20,705              20,705

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                    COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Ohio Higher Educ. GO TOB VRDO                         1.17%            12/8/2003 +            $      17,570       $      17,570
Ohio Highway Capital Improvements Rev.                5.25%             5/1/2004                      1,750               1,781
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO    1.20%            12/8/2003 +                    9,485               9,485
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO    1.20%            12/8/2003 +                    5,145               5,145
Ohio Housing Finance Agency Mortgage Rev. VRDO        1.13%            12/8/2003                      6,100               6,100
Ohio Housing Finance Agency Mortgage Rev. VRDO        1.15%            12/8/2003                     10,885              10,885
Ohio Housing Finance Agency Mortgage Rev. VRDO        1.17%            12/8/2003                      1,955               1,955
Ohio Housing Finance Agency Mortgage Rev. VRDO        1.17%            12/8/2003                     10,935              10,935
Ohio Public Fac. Comm. Higher Educ. Capital
  Fac. TOB VRDO                                       1.15%            12/8/2003 +                    6,510               6,510
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                      7,300               7,300
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                     13,100              13,100
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                     14,600              14,600
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                      4,800               4,800
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                        200                 200
Ohio Solid Waste Rev. (Republic Services Inc.) VRDO   1.20%            12/8/2003 LOC                  3,500               3,500
Ohio State Univ. CP                                   0.95%             3/9/2004                     18,295              18,295
Ohio State Univ. General Receipts Rev.                1.75%             6/1/2004                      7,740               7,767
Ohio State Univ. General Receipts Rev. BAN            1.80%             5/3/2004                      5,000               5,015
Ohio State Univ. General Receipts Rev. VRDO           1.09%            12/8/2003                      2,600               2,600
Ohio State Univ. General Receipts Rev. VRDO           1.09%            12/8/2003                      7,100               7,100
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO      1.13%            12/1/2003 LOC                 25,200              25,200
Ohio Water Dev. Auth. PCR TOB VRDO                    1.15%            12/8/2003 (1)+                12,483              12,483
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO          1.08%            12/8/2003 (1)                 10,500              10,500
Port of Greater Cincinnati OH Dev. Auth Rev.
  (National Underground Railroad Freedom Center) VRDO 1.15%            12/8/2003 LOC                  7,000               7,000
Powell OH BAN                                         1.50%            11/3/2004                      2,500               2,508
Rickenbacker OH Port Auth. Econ. Dev. Rev.
  (YMCA of Central Ohio) VRDO                         1.10%            12/8/2003 LOC                 10,500              10,500
Solon OH School Dist. BAN                             1.15%             3/3/2004                      4,000               4,002
Summit County OH Rev. (Western Reserve Academy) VRDO  1.15%            12/8/2003 LOC                  6,000               6,000
Sylvania OH City School Dist. BAN                     1.48%            7/29/2004                      2,500               2,506
Univ. of Toledo OH General Receipts VRDO              1.10%            12/1/2003 (3)                 21,830              21,830
Westlake OH BAN                                       1.25%            6/10/2004                      7,000               7,009
OUTSIDE OHIO:
Puerto Rico Electric Power Auth. Rev.                6.375%             7/1/2004 (Prere.)             3,075               3,231
Puerto Rico Govt. Dev. Bank VRDO                      1.01%            12/8/2003 (1)                    500                 500
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     1.10%            12/8/2003 (3)+                15,790              15,790
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO     1.13%            12/8/2003 (1)+                 4,440               4,440
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $747,639)                                                                                   747,639
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                    $  3,437
Liabilities                                                             (10,060)
                                                                      ----------
                                                                         (6,623)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  741,020,498  outstanding  $.001
  par value  shares of  beneficial interest (unlimited authorization)   $741,016
================================================================================

NET ASSET VALUE PER SHARE                                                  $1.00
================================================================================
*See Note A in Notes to Financial Statements.
+Security  exempt from  registration  under Rule 144A of the  Securities  Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2003, the aggregate value of these securities was  $136,356,000,  representing  18.4% of net assets.
For key to abbreviations and other references, see page 23.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT                  PER
                                                      (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                    $741,024                $1.00
Undistributed Net Investment Income                      --                   --
Accumulated Net Realized Losses                         (8)                   --
Unrealized Appreciation                                  --                   --
--------------------------------------------------------------------------------
NET ASSETS                                         $741,016                $1.00
================================================================================

                                       17
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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                       COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
-------------------------------------------------------------------------------------------------------------------------------
Adams County OH School Dist. GO                       5.55%            12/1/2009 (1)          $       1,000       $       1,097
Akron OH Bath & Copley Joint Township
  Hosp. Dist. Rev. (Akron Medical Center)             5.50%             1/1/2008 (2)                  1,000               1,023
Akron OH Bath & Copley Joint Township
  Hosp. Dist. Rev. (Akron Medical Center)            5.375%             1/1/2017 (2)                  3,000               3,260
Akron OH GO                                           5.50%            12/1/2018 (1)                  1,315               1,471
American Muni. Power Ohio Inc. (Omega JV)             5.25%             1/1/2014 (2)                  2,625               2,875
American Muni. Power Ohio Inc. (Omega JV)             5.25%             1/1/2015 (2)                  2,865               3,138
American Muni. Power Ohio Inc. (Omega JV)             5.25%             1/1/2016 (2)                  1,015               1,112
Amherst OH Exempt Village School Dist. GO             5.75%            12/1/2017 (3)                  1,300               1,494
Amherst OH Exempt Village School Dist. GO             5.75%            12/1/2018 (3)                  1,300               1,491
Athens OH City School Dist. GO                        6.65%            12/1/2013 (4)                    640                 799
Athens OH City School Dist. GO                        6.65%            12/1/2014 (4)                    680                 859
Athens OH City School Dist. GO                        6.65%            12/1/2015 (4)                    725                 913
Athens OH City School Dist. GO                        6.65%            12/1/2016 (4)                    770                 974
Aurora County OH School Dist. GO                      5.80%            12/1/2016 (3)                  3,000               3,305
Avon OH Local School Dist. GO                         5.25%            12/1/2023 (1)                    745                 794
Avon OH Local School Dist. GO                         5.25%            12/1/2029 (1)                  2,400               2,532
Bowling Green State Univ. Ohio General Receipts Rev.  5.75%             6/1/2012 (3)                    750                 855
Bowling Green State Univ. Ohio General Receipts Rev.  5.75%             6/1/2013 (3)                  2,250               2,581
Bowling Green State Univ. Ohio General Receipts Rev.  5.75%             6/1/2014 (3)                  1,190               1,356
Bowling Green State Univ. Ohio General Receipts Rev.  5.75%             6/1/2015 (3)                    500                 569
Butler County OH GO                                   5.25%            12/1/2016                      1,570               1,741
Butler County OH GO                                   5.25%            12/1/2017                      1,655               1,827
Butler County OH Sewer System Rev.                   5.375%            12/1/2015 (3)                  1,230               1,374
Butler County OH Transp. Improvement Dist. Rev.       6.00%             4/1/2011 (4)                  4,000               4,642
Butler County OH Transp. Improvement Dist. Rev.       6.00%             4/1/2012 (4)                  2,320               2,689
Canal Winchester OH Local School Dist. GO             6.00%            12/1/2013 (3)                  1,680               2,010
Canal Winchester OH Local School Dist. GO             5.50%            12/1/2017 (3)                    805                 903
Canal Winchester OH Local School Dist. GO             5.50%            12/1/2018 (3)                    950               1,063
Canal Winchester OH Local School Dist. GO             5.50%            12/1/2019 (3)                  1,080               1,202
Canton OH (Water Works System) GO                     5.75%            12/1/2010 (2)                  1,000               1,101
Canton OH (Water Works System) GO                     5.85%            12/1/2015 (2)                  1,000               1,103
Cincinnati OH City School Dist. Improvement GO       5.375%            12/1/2015 (1)                  3,350               3,733
Cincinnati OH Water System Rev.                       5.50%            12/1/2013                      1,380               1,548
Cincinnati OH Water System Rev.                       5.50%            12/1/2015                      2,000               2,240
Cleveland OH Airport System Rev.                      0.00%             1/1/2005 (1)                  3,975               3,922
Cleveland OH Airport System Rev.                      5.25%             1/1/2012 (4)                  4,985               5,377
Cleveland OH Airport System Rev.                      5.25%             1/1/2013 (4)                  5,550               5,959
Cleveland OH Airport System Rev.                      5.25%             1/1/2014 (4)                  2,705               2,938
Cleveland OH Airport System Rev. VRDO                 1.05%            12/8/2003 (4)                  6,400               6,400
Cleveland OH GO                                      5.375%             9/1/2010 (2)                  1,000               1,147
Cleveland OH GO                                       5.50%            12/1/2011 (3)                  1,340               1,539
Cleveland OH GO                                      5.375%             9/1/2012 (2)                  1,000               1,143
Cleveland OH GO                                       5.50%            12/1/2012 (3)                  1,415               1,602
Cleveland OH GO                                       5.60%            12/1/2013 (3)                  1,600               1,824
Cleveland OH GO                                       5.50%            12/1/2020 (3)                  1,135               1,259
Cleveland OH GO                                       5.25%             8/1/2021 (3)                  2,400               2,585
Cleveland OH Public Power System Rev.                 5.25%           11/15/2016 (1)                  5,950               6,539
Cleveland OH School Dist. GO                          0.00%            12/1/2008 (3)(ETM)               400                 350

                                       18
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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                       COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Cleveland OH Water Works Rev.                         5.50%             1/1/2013 (1)          $       3,805       $       4,348
Cleveland OH Water Works Rev.                         5.50%             1/1/2021 (1)*                 6,500               7,352
Cleveland-Cuyahoga County OH Port Auth. Rev.
  (Rock & Roll Hall of Fame)                          5.40%            12/1/2015 (2)                  2,000               2,211
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO    1.09%            12/8/2003 LOC                  5,000               5,000
Columbus OH Regional Airport Auth.
  Airport Refunding Rev.                              5.50%             1/1/2017 (3)                  1,385               1,519
Columbus OH Regional Airport Auth.
  Airport Refunding Rev.                              5.50%             1/1/2018 (3)                  1,455               1,587
Columbus OH Regional Airport Auth.
  Airport Refunding Rev.                              5.50%             1/1/2019 (3)                  1,000               1,085
Cuyahoga County OH (Capital Improvement) GO           5.75%            12/1/2012                      2,000               2,300
Cuyahoga County OH (Capital Improvement) GO           5.75%            12/1/2013                      2,000               2,304
Cuyahoga County OH (Capital Improvement) GO           5.75%            12/1/2014                      2,000               2,280
Cuyahoga County OH (Capital Improvement) GO           5.75%            12/1/2015                      1,710               1,949
Cuyahoga County OH Hosp. Refunding &
  Improvement Rev. (Univ. Hosp.)                     5.375%            1/15/2009 (1)                  3,500               3,820
Cuyahoga County OH Hosp. Refunding &
  Improvement Rev. (Univ. Hosp.)                      5.50%            1/15/2019 (1)                  7,545               8,148
Defiance OH Waterworks System GO                      5.65%            12/1/2018 (2)                  1,130               1,283
Dublin County OH Variable Purpose GO                  6.00%            12/1/2015                      1,140               1,326
Dublin County OH Variable Purpose GO                  5.00%            12/1/2020                      2,500               2,623
Erie County OH Hosp. Fac. Rev.
  (Firelands Regional Medical Center)                 5.50%            8/15/2022                      1,750               1,791
Fairborn OH City School Dist. School Improvement GO   6.40%            12/1/2015 (4)                    500                 598
Fairborn OH City School Dist. School Improvement GO   5.50%            12/1/2016 (3)                  1,840               2,072
Fairborn OH City School Dist. School Improvement GO  5.375%            12/1/2020 (3)                  1,200               1,312
Fairfield County OH Hosp. Rev.
  (Lancaster-Fairfield Hosp.)                        5.375%            6/15/2015 (1)                  3,000               3,364
Franklin County OH Convention Center Rev.             0.00%            12/1/2007 (1)                  4,355               3,970
Franklin County OH GO                                5.375%            12/1/2020                      4,255               4,694
Gallia County OH Hosp. Rev. (Holzer Medical Center)  5.125%            10/1/2013 (2)                  2,000               2,171
Garfield Heights OH City School Dist.
  School Improvement GO                               5.50%           12/15/2018 (1)                  1,640               1,835
Greater Cleveland OH Regional Transp. Auth. GO        5.65%            12/1/2006 (3)(Prere.)          1,000               1,127
Greater Cleveland OH Regional Transp. Auth. GO       5.375%            12/1/2010 (3)                  1,665               1,885
Greene County OH Sewer System Rev.                   5.125%            12/1/2020 (1)                  2,000               2,128
Hamilton County OH Hosp. Fac. Rev.
  (Children's Hosp.)                                  5.20%            5/15/2009 (1)                  2,000               2,223
Hamilton County OH Hosp. Fac. Rev.
  (Children's Hosp.)                                 5.375%            5/15/2013 (1)                  2,235               2,469
Hamilton County OH Sales Tax Rev.                     0.00%            12/1/2028 (2)                  9,915               2,733
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football)                          5.50%             6/1/2008 (1)(Prere.)            575                 659
Hamilton County OH Sales Tax Rev.
  (Hamilton County Football)                          5.50%            12/1/2013 (1)                  1,425               1,611
Hamilton County OH Sewer System Rev.                  5.45%            12/1/2009 (3)                  3,250               3,743
Hamilton County OH Sewer System Rev.                 5.625%            12/1/2013 (1)                    965               1,101
Hamilton County OH Sewer System Rev.                 5.625%            12/1/2014 (1)                    755                 853
Hamilton County OH Sewer System Rev.                  5.25%            12/1/2015 (1)                  1,000               1,106
Hamilton County OH Sewer System Rev.                  5.25%            12/1/2018 (1)                  1,355               1,479
Hamilton County OH Sewer System Rev.                  5.25%            12/1/2019 (1)                  1,000               1,084
Highland OH Local School Dist. School Improvement GO  5.75%            12/1/2017 (4)                  1,510               1,735
Hilliard OH School Dist. GO                           5.75%            12/1/2005 (3)(Prere.)          2,000               2,214
Hilliard OH School Dist. GO                           0.00%            12/1/2012 (3)                  3,220               2,288
Hilliard OH School Dist. GO                           0.00%            12/1/2013 (3)                  3,220               2,173
Hilliard OH School Dist. GO                           0.00%            12/1/2014 (3)                  2,720               1,742
Hilliard OH School Dist. GO                           0.00%            12/1/2015 (3)                  3,720               2,248

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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                       COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Hilliard OH School Dist. GO                           5.25%            12/1/2016 (3)          $       2,000       $       2,200
Indian Hill OH Exempt Village School Dist.
  Hamilton County GO                                  5.50%            12/1/2015                      1,295               1,459
Kent State Univ. Ohio VRDO                            1.12%            12/8/2003 (1)                    800                 800
Lake County OH Hosp. Fac. Rev.
  (Lake Hosp. System Inc.)                           5.375%            8/15/2015 (2)                  2,900               3,195
Lake Ohio Local School Dist. Stark County OH GO       5.55%            12/1/2014 (3)                  1,000               1,126
Lake Ohio Local School Dist. Stark County OH GO       5.75%            12/1/2021 (3)                  1,000               1,133
Lakota OH Local School Dist.
  (Refunding & Improvement) GO                        5.50%            12/1/2015 (3)                  1,245               1,440
Lisbon OH School Dist. GO                             6.25%            12/1/2017 (2)                  1,000               1,014
Logan Hocking OH Local School Dist. GO                5.50%            12/1/2018 (1)                  1,675               1,874
Lorain County OH GO                                   5.50%            12/1/2015 (3)                  1,000               1,132
Lorain County OH GO                                   5.50%            12/1/2017 (3)                  1,000               1,121
Lorain County OH GO                                   5.50%            12/1/2022 (3)                  1,500               1,643
Lorain County OH Hosp. Fac. Rev.
  (Catholic Healthcare Partners)                      6.00%             9/1/2008 (1)                  1,250               1,430
Lorain County OH Hosp. Fac. Rev.
  (Catholic Healthcare Partners)                     5.625%             9/1/2014 (1)                  3,290               3,684
Lucas County OH Hosp. Rev. (ProMedica Health Care)    5.75%           11/15/2014 (1)(ETM)             5,360               5,763
Lucas County OH Hosp. Rev. (ProMedica Health Care)    5.75%           11/15/2014 (1)                    640                 714
Lucas County OH Hosp. Rev. (ProMedica Health Care)   5.625%           11/15/2015 (2)                  2,500               2,827
Lucas County OH Hosp. Rev. (ProMedica Health Care)   5.625%           11/15/2017 (2)                  2,075               2,333
Mad River OH Local School Dist. GO                    5.75%            12/1/2016 (3)                  1,195               1,369
Madison OH Local School Dist. Butler County GO        5.75%            12/1/2026 (1)                    750                 842
Mahoning Valley OH Sanitation Dist. Water Rev.        5.75%           11/15/2018 (4)                  1,300               1,489
Marion OH GO                                          5.40%            12/1/2020 (1)                  1,000               1,109
Mason OH City School Dist. School Improvement GO     5.375%            12/1/2014                      2,000               2,229
Mason OH City School Dist. School Improvement GO     5.375%            12/1/2015                      4,095               4,564
Middletown OH GO                                      5.75%            12/1/2019 (3)                  2,500               2,848
Milford OH Exempt Village School Dist.
  School Improvement GO                               6.00%            12/1/2016 (4)                  1,425               1,671
Milford OH Exempt Village School Dist.
  School Improvement GO                               6.00%            12/1/2017 (4)                  1,600               1,876
Montgomery County OH GO                               5.50%            12/1/2019                      1,165               1,297
Montgomery County OH Rev.
  (Catholic Health Initiative)                        5.50%             9/1/2015                      3,270               3,531
New Philadelphia OH School Dist. GO                   6.25%            12/1/2017 (2)                  2,300               2,310
Nordonia Hills OH Local School Dist. GO               0.00%            12/1/2011 (2)                  1,200                 899
Nordonia Hills OH Local School Dist. GO               0.00%            12/1/2012 (2)                  1,700               1,204
North Olmsted OH GO (Library Improvement)             5.50%            12/1/2014 (3)                  1,215               1,364
North Olmsted OH GO (Library Improvement)             5.50%            12/1/2016 (3)                  1,355               1,521
Northeast Ohio Regional Sewer Dist. Rev.              5.60%           11/15/2013 (2)                  1,880               2,041
Northeast Ohio Regional Sewer Dist. Rev.              5.60%           11/15/2014 (2)                  1,500               1,626
Oak Hills OH Local School Dist. GO                    7.20%            12/1/2009 (1)                  1,625               2,018
Ohio Building Auth. Rev. (Admin. Building Fund)       5.50%             4/1/2016 (4)                  1,000               1,117
Ohio Building Auth. Rev. (State Correctional Fac.)    5.95%            10/1/2004 (1)(Prere.)          3,000               3,151
Ohio Building Auth. Rev. (State Correctional Fac.)    5.75%             4/1/2014                      2,000               2,270
Ohio Building Auth. Rev. (State Correctional Fac.)    5.50%            10/1/2014 (4)                  1,895               2,128
Ohio Building Auth. Rev. (State Fac. Art Building)    5.50%             4/1/2014                      1,585               1,771
Ohio Building Auth. Rev. (State Fac. Art Building)    5.50%             4/1/2015                      1,500               1,676
Ohio Building Auth. Rev.
  (State Fac. Highway Safety Building Fund)           5.50%            10/1/2017 (4)                  1,305               1,460

                                       20
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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                       COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Ohio Building Auth. Rev.
  (State Fac. Highway Safety Building Fund)           5.50%            10/1/2018 (4)                  1,380               1,539
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.)                        5.50%            10/1/2019                      5,000               5,538
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.)                        6.50%            10/1/2020                        250                 315
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) VRDO                   1.10%            12/1/2003                      1,400               1,400
Ohio Higher Educ. Fac. Comm. Rev.
  (Case Western Reserve Univ.) VRDO                   1.10%            12/8/2003                      6,700               6,700
Ohio Higher Educ. Fac. Comm. Rev.
  (Denison Univ.)                                     5.50%            11/1/2014                      1,000               1,126
Ohio Higher Educ. Fac. Comm. Rev.
  (John Carroll Univ.)                                5.75%             4/1/2019 (1)                  4,000               4,462
Ohio Higher Educ. Fac. Comm. Rev.
  (John Carroll Univ.)                                5.85%             4/1/2020 (1)                  2,875               3,272
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                   6.60%            12/1/2003 (3)(Prere.)          2,200               2,245
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                   0.00%            12/1/2006 (3)                  1,000                 944
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                  5.375%            12/1/2013 (2)                  2,900               3,252
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                  5.375%            12/1/2014 (2)                  3,055               3,407
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                  5.375%            12/1/2015 (2)                  3,225               3,596
Ohio Higher Educ. Fac. Comm. Rev.
  (Univ. of Dayton)                                  5.375%            12/1/2016 (2)                  1,795               2,001
Ohio Higher Educ. Fac. Comm. Rev.
  (Xavier Univ.)                                      6.00%            5/15/2011 (1)                  2,000               2,294
Ohio Higher Educ. Fac. Comm. Rev.
  (Xavier Univ.)                                      5.30%            5/15/2017 (1)                  2,200               2,415
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)     5.375%            5/15/2022 (1)                  6,250               6,743
Ohio Housing Finance Agency Mortgage Rev.            5.025%             3/1/2021                        440                 443
Ohio Housing Finance Agency Mortgage Rev.             5.45%             9/1/2031                      2,210               2,257
Ohio Housing Finance Agency Mortgage Rev.            5.625%             3/1/2032                      4,280               4,603
Ohio PCR (General Motors Corp.)                      5.625%             3/1/2015                      3,000               3,205
Ohio Solid Waste Rev.
  (BP Exploration & Oil Inc.) VRDO                    1.13%            12/1/2003                        400                 400
Ohio Solid Waste Rev. (Waste Management Inc.) PUT     4.85%            11/1/2007                      2,500               2,624
Ohio State Parks & Recreation Capital Fac. Rev.       5.50%            12/1/2014                        500                 565
Ohio State Parks & Recreation Capital Fac. Rev.       5.50%            12/1/2015                      2,245               2,535
Ohio State Univ. General Receipts Rev.                5.75%            12/1/2013                      1,000               1,152
Ohio State Univ. General Receipts Rev.                5.75%            12/1/2014                      1,000               1,153
Ohio State Univ. General Receipts Rev.                5.25%            12/1/2015                      4,595               5,092
Ohio State Univ. General Receipts Rev. VRDO           1.07%            12/8/2003                        600                 600
Ohio Turnpike Comm. Turnpike Rev.                     5.70%            2/15/2006 (1)(Prere.)          1,000               1,109
Ohio Turnpike Comm. Turnpike Rev.                     5.50%            2/15/2018                      3,150               3,502
Ohio Turnpike Comm. Turnpike Rev.                     5.50%            2/15/2019                      2,235               2,479
Ohio Turnpike Comm. Turnpike Rev.                     5.50%            2/15/2020                      1,570               1,736
Ohio Water Dev. Auth. PCR                             5.50%             6/1/2005 (1)(Prere.)          1,195               1,282
Ohio Water Dev. Auth. PCR                            5.125%             6/1/2019 (1)                  1,900               2,032
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement) 5.375%            12/1/2018                      2,100               2,302
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement) 5.375%            12/1/2020                      2,170               2,356
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)  5.50%             6/1/2021 (4)                  1,215               1,385
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement) 5.375%            12/1/2022                      2,735               2,941
Ohio Water Dev. Auth. Rev. (Pure Water)               7.00%            12/1/2009 (2)(ETM)             1,500               1,765
Ohio Water Dev. Auth. Rev. (Pure Water)               5.50%            12/1/2011 (2)                    250                 253
Olentangy OH Local School Dist. GO                    5.50%            12/1/2015 (4)                  2,000               2,251
Olentangy OH Local School Dist. GO                    5.50%            12/1/2016 (4) 1,230 1,377
Olmsted Falls OH School Dist. GO                      5.85%           12/15/2004 (3)(Prere.)          2,000               2,137
Olmsted Falls OH School Dist. GO                      6.85%           12/15/2004 (3)(Prere.)            565                 610
Parma OH Hosp. Improvement Rev.
  (Parma Community General Hosp.)                     5.25%            11/1/2013                      2,000               2,096

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
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
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                       COUPON                 DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Perrysburg OH Exempted Village School Dist. GO        5.75%            12/1/2013 (4)          $       1,385       $       1,629
Plain OH Local School Dist. GO                        5.50%            12/1/2017 (3)                  1,175               1,310
Revere OH School Dist. GO                             6.00%            12/1/2016 (2)                  3,850               3,929
Reynoldsburg OH School Dist. GO                       0.00%            12/1/2009 (3)                  1,465               1,221
Reynoldsburg OH School Dist. GO                       0.00%            12/1/2010 (3)                  1,465               1,160
Richland County OH GO                                 6.95%            12/1/2011 (2)                    450                 507
Richland County OH GO                                 5.40%            12/1/2015 (2)                  1,120               1,222
Rocky River OH City School Dist. GO                  5.375%            12/1/2017                      2,200               2,484
Sugarcreek OH Local School Dist. GO                   5.25%            12/1/2019 (1)                  1,215               1,327
Sugarcreek OH Local School Dist. GO                   5.25%            12/1/2020 (1)                  1,460               1,584
Sugarcreek OH Local School Dist. GO                   5.25%            12/1/2021 (1)                  1,625               1,754
Summit County OH GO                                   6.25%            12/1/2010 (3)(Prere.)          1,420               1,726
Summit County OH GO                                   6.50%            12/1/2010 (3)(Prere.)          2,000               2,463
Summit County OH GO                                   5.75%            12/1/2015 (3)                  1,800               2,086
Summit County OH GO                                   5.75%            12/1/2016 (3)                  1,910               2,202
Summit County OH GO                                   5.75%            12/1/2017 (3)                  2,020               2,322
Summit County OH GO                                   5.75%            12/1/2018 (3)                  1,420               1,627
Summit County OH GO                                   5.50%            12/1/2019 (3)                  1,000               1,149
Summit County OH GO                                   5.50%            12/1/2020 (3)                  1,725               1,977
Summit County OH GO                                   5.75%            12/1/2020 (3)                  1,595               1,814
Summit County OH Sanitary
  Sewer System Improvement GO                         5.50%            12/1/2015 (3)                  1,015               1,144
Toledo OH Waterworks Rev.                             5.25%           11/15/2013 (3)                  2,000               2,222
Tri Valley OH Local School Dist. GO                   5.50%            12/1/2016 (3)                  1,255               1,449
Tri Valley OH Local School Dist. GO                   5.50%            12/1/2019 (3)                  1,785               2,051
Univ. of Akron OH General Receipts Rev.               5.50%             1/1/2019 (3)                  2,545               2,821
Univ. of Cincinnati OH COP                            5.50%             6/1/2014 (1)                  1,000               1,120
Univ. of Cincinnati OH General Receipts               5.75%             6/1/2015 (3)                  1,000               1,137
Univ. of Cincinnati OH General Receipts               5.75%             6/1/2016 (3)                  1,910               2,163
Univ. of Cincinnati OH General Receipts              5.375%             6/1/2017                      1,000               1,098
Univ. of Cincinnati OH General Receipts               5.75%             6/1/2017 (3)                  1,285               1,452
Univ. of Cincinnati OH General Receipts              5.375%             6/1/2018                      2,595               2,833
Univ. of Cincinnati OH General Receipts               5.75%             6/1/2018 (3)                  1,500               1,689
Univ. of Cincinnati OH General Receipts               5.75%             6/1/2019 (3)                  2,500               2,807
Univ. of Cincinnati OH General Receipts              5.375%             6/1/2020                      2,880               3,109
Univ. of Toledo OH General Receipts                   5.25%             6/1/2014 (3)                    975               1,073
Univ. of Toledo OH General Receipts                   5.25%             6/1/2015 (3)                  1,025               1,128
Univ. of Toledo OH General Receipts                   5.25%             6/1/2016 (3)                  1,080               1,187
Univ. of Toledo OH General Receipts VRDO              1.10%            12/1/2003 (3)                    295                 295
Westerville OH City School Dist. GO                   5.50%            12/1/2015 (1)                  2,000               2,240
Westerville OH City School Dist. GO                   5.50%            12/1/2017 (1)                  1,225               1,372
Woodridge OH School Dist. GO                          6.80%            12/1/2014 (2)                  2,000               2,552
Wooster OH School Dist. GO                            0.00%            12/1/2009 (4)                  2,195               1,829
Wooster OH School Dist. GO                            0.00%            12/1/2010 (4)                  2,265               1,794
Wooster OH School Dist. GO                            0.00%            12/1/2011 (4)                  2,315               1,734
OUTSIDE OHIO:
Puerto Rico Muni. Finance Agency                      5.25%             8/1/2019 (4)                  3,000               3,270
Puerto Rico Muni. Finance Agency                      5.25%             8/1/2020 (4)                  2,500               2,710
Puerto Rico Public Finance Corp.                      6.00%             8/1/2026                      2,500               2,874
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $451,977)                                                                                   488,207
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     $ 9,419
Liabilities                                                              (1,074)
                                                                      ----------
                                                                           8,345
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  39,884,350  outstanding  $.001
  par value  shares of  beneficial interest (unlimited authorization)   $496,552
--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE                                                 $12.45
================================================================================
*See Note A in Notes to Financial Statements.
*Securities with a value of $563,000 have been segregated as initial margin for open futures contracts.
For key to  abbreviations  and other  references,  see below.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT                  PER
                                                      (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                    $457,258               $11.46
Undistributed Net Investment Income                      --                   --
Accumulated Net Realized Gains                        3,115                  .08
Unrealized Appreciation (Depreciation)
  Investment Securities                              36,230                  .91
  Futures Contracts                                    (51)                   --
--------------------------------------------------------------------------------
NET ASSETS                                         $496,552               $12.45
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.



KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial  Guaranty Insurance  Company).
(4) FSA (Financial  Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal  Housing  Authority).
(8) CapMAC  (Capital  Markets  Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10)XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.
--------------------------------------------------------------------------------
                                    OHIO TAX-EXEMPT               OHIO LONG-TERM
                                  MONEY MARKET FUND              TAX-EXEMPT FUND
                                  ----------------------------------------------
                                            YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                                              (000)                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                   $8,101                      $23,634
--------------------------------------------------------------------------------
    Total Income                              8,101                       23,634
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                  103                           74
  Management and Administrative                 951                          614
  Marketing and Distribution                    134                           72
 Custodian Fees                                   6                            5
 Auditing Fees                                   10                           14
 Shareholders' Reports and Proxies               12                           12
 Trustees' Fees and Expenses                      1                            1
--------------------------------------------------------------------------------
  Total Expenses                              1,217                          792
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         6,884                       22,842
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                     12                        3,982
  Futures Contracts                              --                          186
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                         12                        4,168
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
    Investment Securities                        --                        9,837
    Futures Contracts                            --                         (51)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                 --                        9,786
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $6,896                      $36,796
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                    OHIO TAX-EXEMPT               OHIO LONG-TERM
                                  MONEY MARKET FUND              TAX-EXEMPT FUND
                                  -----------------              ---------------
                                                YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
                                     2003       2002              2003      2002
                                    (000)      (000)             (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income           $ 6,884    $ 9,042          $ 22,842  $ 23,979
Realized Net Gain (Loss)               12        (4)             4,168     1,401
Change in Unrealized
  Appreciation (Depreciation)          --         --             9,786     7,362
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    in Net Assets
    Resulting from Operations       6,896      9,038            36,796    32,742
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income           (6,884)    (9,042)          (22,842)  (23,979)
  Realized Capital Gain*               --         --           (1,402)   (1,483)
--------------------------------------------------------------------------------
    Total Distributions           (6,884)    (9,042)          (24,244)  (25,462)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                          538,286    551,769            80,412   139,735
  Issued in Lieu of
    Cash Distributions              6,398      8,382            17,591    18,180
  Redeemed                      (515,256)  (467,715)         (140,222) (123,082)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share
      Transactions                 29,428     92,436          (42,219)    34,833
--------------------------------------------------------------------------------
  Total Increase (Decrease)        29,440     92,432          (29,667)    42,113
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period             711,576    619,144           526,219   484,106
--------------------------------------------------------------------------------
  End of Period                  $741,016   $711,576          $496,552  $526,219
================================================================================

1Shares Issued (Redeemed)
  Issued                          538,286    551,769             6,482    11,564
  Issued in Lieu
    of Cash Distributions           6,398      8,382             1,418     1,506
  Redeemed                      (515,256)  (467,715)          (11,363)  (10,196)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
      in Shares Outstanding        29,428     92,436           (3,463)     2,874
================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions by the Long Term Tax-Exempt Fund totaling $69,000 and $246,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

Ohio Tax-Exempt Money Market Fund
-------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .009     .014     .030     .039     .030
  Net Realized and Unrealized Gain (Loss) on Investments         --       --       --       --       --
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .009     .014     .030     .039     .030
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.009)   (.014)   (.030)   (.039)   (.030)
  Distributions from Realized Capital Gains                      --       --       --       --       --
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.009)   (.014)   (.030)   (.039)   (.030)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $1.00    $1.00    $1.00    $1.00    $1.00
=======================================================================================================

TOTAL RETURN                                                  0.95%    1.41%    3.02%    3.95%    3.04%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $741     $712     $619     $473     $445
  Ratio of Total Expenses to Average Net Assets               0.17%    0.17%    0.18%    0.16%    0.18%
  Ratio of Net Investment Income to Average Net Assets        0.94%    1.40%    2.90%    3.88%    3.00%
=======================================================================================================

OHIO LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003     2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.14   $11.96   $11.53   $11.17   $12.02
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .546     .564     .576     .593     .582
  Net Realized and Unrealized Gain (Loss) on Investments       .343     .217     .430     .360   (.827)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .889     .781    1.006     .953   (.245)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.546)   (.564)   (.576)   (.593)   (.582)
  Distributions from Realized Capital Gains                  (.033)   (.037)       --       --   (.023)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.579)   (.601)   (.576)   (.593)   (.605)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.45   $12.14   $11.96   $11.53   $11.17
=======================================================================================================

TOTAL RETURN                                                  7.44%    6.68%    8.86%    8.79%   -2.13%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $497     $526     $484     $400     $379
  Ratio of Total Expenses to Average Net Assets               0.15%    0.14%    0.17%    0.19%    0.19%
  Ratio of Net Investment Income to Average Net Assets        4.40%    4.67%    4.84%    5.27%    5.00%
  Portfolio Turnover Rate                                        4%      14%      19%      16%       8%
=======================================================================================================






SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                         CAPITAL CONTRIBUTION       PERCENTAGE     PERCENTAGE OF
                                  TO VANGUARD          OF FUND        VANGUARD'S
OHIO TAX-EXEMPT FUND                    (000)       NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                             $120            0.02%             0.12%
Long-Term                                  79            0.02              0.08
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $483,000 from accumulated net realized gains to paid-in capital.

At November 30, 2003, the Long-Term Tax-Exempt Fund had capital gains of $3,633,000 available for distribution, which includes $81,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The Long-Term Tax-Exempt Fund had realized losses totaling $569,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $35,661,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                 AGGREGATE            UNREALIZED
OHIO TAX-EXEMPT FUND/       NUMBER OF LONG      SETTLEMENT          APPRECIATION
FUTURES CONTRACTS        (SHORT) CONTRACTS           VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
Long-Term/30-Year Treasury Bond         45          $4,853                 $(51)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contacts is required to be treated as realized loss for tax purposes.

D. During the year ended  November  30,  2003,  the  Long-Term  Tax-Exempt  Fund
purchased   $18,743,000  of  investment   securities  and  sold  $69,231,000  of
investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Ohio Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax-Exempt Money Market Fund and Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP
Philadelphia, Pennsylvania


January 6, 2004




--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD OHIO TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $1,809,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

*    Determine what asset  allocation  might best suit your needs--by taking our
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     education-- by using our planning tools.
*    Learn how to achieve your  goals--by  reading our  PlainTalk(R)  investment guides.
*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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*    Look up fund price, performance history, and distribution information--in a
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INVEST AND MANAGE ACCOUNTS WITH EASE

LOG ON TO VANGUARD.COM TO:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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                                       31

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (118)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (118)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (118)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (118)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (116)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (118)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (118)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (118)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (118)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q960 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD OHIO TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD OHIO TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD OHIO TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.